Quarterly Holdings Report
for

Fidelity® Nordic Fund

July 31, 2020

NOR-QTLY-0920
1.804855.116

Schedule of Investments July 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Denmark - 29.0%
A.P. Moller - Maersk A/S Series B	5,974	$7,691,121
DSV A/S	89,100	12,219,767
GN Store Nord A/S	113,400	6,915,181
Novo Nordisk A/S Series B	429,300	28,167,488
ORSTED A/S (a)	88,888	12,668,758
Vestas Wind Systems A/S	101,400	12,997,955

TOTAL DENMARK		80,660,270

Finland - 14.8%
Ahlstrom-Munksjo OYJ	150,177	2,335,093
Kone OYJ (B Shares)	150,000	11,880,804
Nanoform Finland PLC	331,900	1,626,400
Nokian Tyres PLC	257,100	6,166,045
Olvi PLC (A Shares)	210,087	10,517,559
UPM-Kymmene Corp.	323,400	8,620,877

TOTAL FINLAND		41,146,778

Malta - 2.7%
Kambi Group PLC (b)	315,588	7,583,917
Norway - 12.4%
Adevinta ASA Class B (b)	347,524	5,605,072
DNB ASA	381,300	5,856,519
Entra ASA (a)	252,200	3,549,478
Equinor ASA	399,200	5,890,293
Kongsberg Gruppen ASA	335,000	5,064,465
Schibsted ASA (B Shares)	127,850	4,202,741
Skandiabanken ASA (a)	285,131	2,048,767
TGS Nopec Geophysical Co. ASA	155,400	2,281,013

TOTAL NORWAY		34,498,348

Sweden - 38.9%
Addlife AB	363,084	5,086,310
Arjo AB	632,900	3,906,835
Dustin Group AB (a)	757,400	4,580,474
Eltel AB (a)(b)(c)	1,937,623	4,303,230
Ericsson (B Shares)	1,815,600	21,124,636
HEXPOL AB (B Shares)	490,000	3,247,953
Investor AB (B Shares)	167,250	9,840,364
INVISIO AB	125,000	2,314,841
John Mattson Fastighetsforetag (b)	120,731	2,035,032
Lagercrantz Group AB (B Shares)	150,551	3,048,639
Momentum Group AB Class B	281,969	4,508,781
Securitas AB (B Shares)	423,600	6,298,302
Stillfront Group AB (b)	38,000	3,683,018
Swedbank AB (A Shares) (b)	999,699	16,165,423
Swedish Match Co. AB	139,200	10,669,522
VNV Global AB (b)(c)	814,271	6,250,568
VNV Global AB unit (b)(c)	162,854	1,279,788

TOTAL SWEDEN		108,343,716

United States of America - 1.3%
Autoliv, Inc. (depositary receipt)	57,200	3,714,616
TOTAL COMMON STOCKS
(Cost $228,093,547)		275,947,645

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.14% (d)	2,294,494	2,295,182
Fidelity Securities Lending Cash Central Fund 0.13% (d)(e)	343,161	343,195
TOTAL MONEY MARKET FUNDS
(Cost $2,638,285)		2,638,377
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $230,731,832)		278,586,022
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(203,045)
NET ASSETS - 100%		$278,382,977

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,150,707 or 9.8% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18,512
Fidelity Securities Lending Cash Central Fund	91,352
Total	$109,864

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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